Randy J. Martinez, CEO Michael W. Towe, CFO May 2006 Investor Update

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward looking statements that are subject to risks and uncertainties including, but not limited to, the impact of competition in the market for air transportation services, the cyclical nature of the air carrier business, reliance on key marketing relationships, fluctuations in operating results and other risks detailed from time to time in the company's periodic reports filed with the SEC (reports are available from the company upon request). These various risks and uncertainties may cause the company's actual results to differ materially from those expressed in any of the forward looking statements made by, or on behalf of, the company in this presentation. Safe Harbor Statement

World Air Holdings, Inc. is a holding company established in 2005 Three wholly-owned subsidiaries: World Airways, Inc., a charter, passenger and cargo airline founded in 1948 North American Airlines, Inc., a charter and scheduled passenger airline founded in 1989 World Risk Solutions, Ltd., an insurance subsidiary established in 2004 Headquartered in Peachtree City, Georgia Market capitalization in excess of $190 million as of May 22, 2006 Who We Are

Lower Costs Our Business Model Niche Provider of Passenger and Cargo Services Modern Fleet Limited Fuel Exposure Solid Operations Management Strategic Re-Investment of Cash Shareholder Value Creation Positive Margins High Cash Generation Government Contract Business Diversified Commercial Portfolio Internal Growth, Acquisitions, Financial Flexibility

Our Products AMC* Passenger Government contractor providing more military passenger lift than any other airline. Fuel reconciled monthly to pegged rate incorporated in revenue. Full Service Passenger Customer leases passenger aircraft. Revenue rate based upon ACMI*, plus fuel, ground handling, and other flight-related services. ACMI Passenger/Cargo Customer leases passenger/cargo aircraft. Revenue rate based on aircraft (A), crew (C), maintenance (M) and insurance (I). Scheduled Service Customer purchases a seat in niche market served. All operational costs are the responsibility of the company. *All terms defined in appendix

Service Delivery Fleet of 17 wide-body aircraft 9 MD-11 1 DC-10-30 5 MD-11 (Freighters) 2 DC-10-30 (Freighters) 1,400+ employees worldwide Peachtree City headquarters Fleet of 9 aircraft 5 757- 200ER 4 767- 300ER (+1, Dec. 06) 600+ employees worldwide New York headquarters ... Execute through separate air carriers

World Airways Update Successfully retained three MD-11s released by Delta Converting one MD-11 passenger aircraft to freighter Announced plans to add three 747 cargo aircraft to fleet Pilots ratified new three year agreement

North American Update Turn-key ETOPS*/DOD* qualified operation Revenue and cost synergies Savings vs. "building it" Supports commercial diversification strategy Establishes lower-cost product Provides platform for new-type of cargo aircraft Strengthens AMC team in long term Accretive to "stand-alone" World Airways Status

Strong Operations Leadership The Team at the Airlines Years of experience Chief Operating Officers 47 VPs - Flight Operations 73 VPs - Maintenance and Engineering 51 VPs - Customer Service 70 Directors - Safety 60

Leadership Excellence Backed by Outstanding Leaders... Years of Experience Key Stops Randy Martinez, CEO 28 USAF, World Jeff MacKinney, President 27 American, AirTran, World Michael Towe, CFO 28 GE, Roper, World Rob Binns, CMO 17 KPMG, TWA, World Charlie Addison, CIO 17 World Mark McMillin, General Counsel 30 U.S. Army, GTE, Attorney, World

Operational Excellence 2005 versus 2004 block hour* growth in excess of 55% 2005 versus 2004 average aircraft utilization increased to 9.3 hr/day from 8.1 hrs/day Stringent safety standards Controllable on-time departure performance exceeds 85% FAA Diamond Awards for maintenance training

Our Growth Strategy Solidify our military business Deal with AMC's changing needs and capitalize on our strong position Keep ahead of future aircraft requirements and changes Diversify revenue base with profitable commercial customers Continue expansion of ACMI Cargo Expand full service/ACMI Passenger Further development of niche, scheduled service markets

Have participated since inception (1952) Member of the largest AMC team Points assigned based on aircraft committed by partners Business granted to teams based on share of points (entitlement) World's team entitled to 58% of FY06 business World owns two of only four charter operators of wide-body passenger aircraft Charter airlines operate majority of missions World is single largest provider of long-range AMC passenger flights World's Role in CRAF*

World Airways (WOA) North American Other Charter Operators Legacy Carriers 2000 108 13 221 0 2001 181 21 160 0 2002 266 46 214 0 2003 260 86 391 436 2004 365 87 571 145 2005 445 126 731 129 Annual Revenue (in millions) 342 362 WOA Performance 32% 50% 526 51% 1,173 22% 1,168 31% AMC Profile 1,431 31% Alliance Team Entitlement 21% 56% 65% 53% 51% 55% All data based on fiscal year ending 9/30

WORLD AIR HOLDINGS, INC.

Commercial Profile

Customer	Product
EVA Airways	ACMI Cargo
Air Canada	ACMI Cargo
SONAIR	ACMI Passenger
Travelspan Vacations	ACMI Passenger
GWV Vacations	Full Service Passenger
Club Med	Full Service Passenger
NFL Charters	Full Service Passenger
Misc. Charters	Mix of ACMI/Full Service Passenger
Individual Travelers	Scheduled Service

Commercial business now accounts for ~50% of system block hours

15

1st Qtr 2nd Qtr East 45 55 West 55 38.6 North 55 46.9 1st Qtr 2nd Qtr East 27 27 West 30.6 38.6 North 45.9 46.9 Execution Process: Formalized Strategic Planning Process Focus/Expand our core competencies 2004 Goal AMC AMC OTHER OTHER Acquisition of North American was a key piece of this strategy Expected Results of Growth Strategy Block Hour Mix AMC Block Hour % 55% 40% - 50% AMC Revenue % 78% 60% - 70%

Product Characteristics Business model and mix drives operating margins in the 4-7% range Typical Line of Business Revenue/Block Hour Characteristics AMC Passenger $10,500 - $18,500 Pass through fuel costs Full Service Passenger $7,500 - $15,000 Pass through fuel costs ACMI Passenger/Cargo $3,500 - $6,500 No fuel exposure Scheduled Service $8,000 - $15,000 Niche markets; fuel costs absorbed

Key Financial Data 2003 Revenue Operating Income EBITDA Solid Progress... $475 $770 - $775 $28 $59 - $63 $29 $66 - $71 CGR 27%+ CGR 27% CGR 45%+ CGR 50%+ $504 $40 $44 $MM 2004 2005 2003 2004 2005 2003 2004 2005

Net Income Trend 1998 1999 2000 2001 2002 2003 2004 2005 Net Income -11 -7.6 -3.2 -26 2 15.3 25.6 30 Net income in 2005 improved over $59 million from 2001 -8 -11 -3 2 -26 33 - 36 26 15 $MM

2001 2002 2003 2004 2005 Stockholder Equity -31.1 -28.9 -8 30.4 85 Stockholders' Equity ($mil) Stockholders' equity increased over $115 million from 2001 85 - 90 30 -8 -29 -31

First Quarter Update MM$ 1Q '05 1Q '06 Revenue 159.5 213.7 $160 $216 - $221 +35% Revenue Expect operating income for the first quarter 2006 to be in the $4 - $7 Million range Results are impacted by the following non-recurring events: 9 day pilot strike $4 Million Pilot signing bonus $3 Million Professional Fees $3 Million Operating Income

Regulatory Filing Status ....The compounding of several issues drove the filing delays Establishment of World Air Holdings, Inc. First year of SOX404 process Acquisition of North American Airlines Became an accelerated filer Remediation efforts Delinquent on 2005 10-K; 2006 First Quarter 10-Q...

Nasdaq Situation Nasdaq denied filing extension for 2005 10-K and 2006 10-Q Nasdaq delisting effective May 22, 2006 Initiated trading on Pink Sheets with three market makers Company appealing delisting decision Hearing expected July/September timeframe Nasdaq may allow re-listing if company is compliant by hearing date

The Commitment to Excellence The remediation efforts are extensive... The Investment...It starts with people New CFO New corporate controller New subsidiary controller New corporate tax director Increased accounting staff The Process SOX404...started immediately at North American Process improvements - outside consulting efforts > $2mm Application of process management techniques to the close process The Commitment Teams are fully engaged and committed 2005 10-K to be filed shortly, 2006 10-Q to follow Target to be fully compliant by 2Q filing date

Increase position as the largest AMC service provider Develop a mix of profitable commercial cargo products Profitably expand commercial passenger markets Deliver timely/professional service exceeding customer expectations Be a "Great Place" to work Create shareholder value Give back to the community Leadership Goals

Key Highlights Four consecutive years of profitability...12 sequential quarters Paid off ATSB* loan early Debt free Secured $50 million credit facility...more flexibility Authorized up to 2 million share repurchase, when current with SEC filings

APPENDIX

Glossary of Terms ACMI Aircraft, Crew, Maintenance & Insurance AMC Air Mobility Command ETOPS Extended Two-engine Operations DOD Department of Defense ATSB Air Transportation Stabilization Board Block Hours A measure of the time that elapses from the moment the aircraft leaves the gate at its departure point until it arrives at the gate at its destination CRAF Civil Reserve Air Fleet Team Entitlement The percentage of AMC revenue accorded a contractor team based on the number aircraft committed to CRAF Term Definition

EBITDA Reconciliation 2003 2004 2005 Net Income 15.3 25.6 33-36 Interest Expense (Net) Interest Expense (Net) 9.3 6.2 6 Income Tax Expense Income Tax Expense 3.8 8.4 20-22 Depreciation and Amortization Depreciation and Amortization Depreciation and Amortization 5.3 5.4 7 EBITDA 33.7 45.6 66-71 $MM

Executive Team-Profiles Randy J. Martinez, Chief Executive Officer Mr. Martinez has served as Chief Executive Officer of the company since January 2005. He previously served as President and Chief Executive Officer of World Airways. Mr. Martinez also served as Executive Vice President, Marketing & Administration, of World Airways since June 2002. He joined World Airways in October 1998 as the Director of Crew Resources and was later appointed Special Assistant to the Chairman in May 1999. In August 1999, he was named the Chief Information Officer of World Airways. Mr. Martinez came to the Company after a distinguished 21-year career with the United States Air Force (Colonel, retired, and Command Pilot). Prior to his leaving the United States Air Force, he was the Principal Advisor to the Chief of Staff of the North Atlantic Treaty Organization's (NATO) senior-most Strategic Planning Staff. Mr. Martinez also served as the Senior Aide-de-Camp to the Chairman of the Joint Chiefs of Staff at the Pentagon, Commander of the 457th Airlift Squadron at Andrews Air Force Base (AFB) in Maryland and Chief of the Wing Standardization & Evaluation Division in DESERT STORM for C-130's. He is a combat experienced pilot and decorated officer.

.. Michael W. Towe, Chief Financial Officer Mr. Towe joined World Air Holdings in April 2006 as chief financial officer. He previously was chief financial officer at Roper Industries. Prior to Roper, he had a 27-year career at GE. His experience includes financial reporting, acquisitions and integration, capital markets, SOX404, treasury, tax, information systems and financial planning and analysis. Mr. Towe began his career in GE's Financial Management Program in 1977 and served in financial roles of increasing responsibility in eight of GE's diverse businesses within Motors, Lighting, Aerospace, Plastics and GE Capital. He has held five CFO positions, including international assignments in South Korea, China and Hong Kong. He holds an MBA (Summa Cum Laude) from Tampa College, Tampa, Florida, and a BBA (Summa Cum Laude) from Western Michigan University in Kalamazoo, Michigan. Executive Team-Profiles